UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 4, 2015
(Date of earliest event reported)

Callidus Software Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4140 Dublin Boulevard, Suite 400, Dublin, CA 94568
(Address of principal executive offices) (Zip Code)

(925) 251-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 4, 2015, Callidus Software Inc. (“Callidus”), entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which Callidus agreed to issue and sell up to 4,600,000 shares of its common stock, par value $0.001 per share, at a price of $13.00 per share (the “Offering”). Under the terms of the Underwriting Agreement, Callidus granted the Underwriters a 30-day option to purchase up to an additional 690,000 shares of Callidus’ common stock. The Offering will be made pursuant to Callidus’ Registration Statement on Form S-3 (File No. 333-202426) that was filed with the U.S. Securities and Exchange Commission and became immediately effective on March 2, 2015.

Callidus estimates that the net proceeds from the Offering will be approximately $55.9 million, or approximately $64.3 million if the option to purchase additional shares is exercised, after deducting underwriting discounts and commissions and estimated Offering expenses. Callidus intends to use the net proceeds from the Offering for working capital and other general corporate purposes. However, Callidus does not currently have any specific planned uses of the net proceeds.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01.     Other Events.

On March 4, 2015, Callidus issued a press release entitled “CallidusCloud Announces Pricing of Follow-On Offering.” A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document
1.1

Underwriting Agreement by and among Callidus Software Inc., Credit Suisse Securities (USA) LLC, Oppenheimer & Co. Inc., Roth Capital Partners, LLC and Craig-Hallum Capital Group LLC, dated March 4, 2015.

5.1	Legal Opinion of Fenwick & West, LLP
99.1	Press Release dated March 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date: March 4, 2015	By:	/s/ Bob L. Corey
Bob L. Corey
Senior Vice President, Chief Financial Officer (duly authorized officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
1.1

Underwriting Agreement by and among Callidus Software Inc., Credit Suisse Securities (USA) LLC, Oppenheimer & Co. Inc., Roth Capital Partners, LLC and Craig-Hallum Capital Group LLC, dated March 4, 2015.

5.1	Legal Opinion of Fenwick & West LLP
99.1	Press Release dated March 4, 2015.